SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 2, 2002

                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                   000-22837                 13-3617986
         --------                   ---------                 ----------
(State or other jurisdiction       Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


  10405 New Berlin Road East
  Jacksonville, Florida                                           32226
  ---------------------                                           -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:           (904) 751-7100
                                                             --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

     See the press release attached as Exhibit 99.





                                     TRAILER BRIDGE, INC.
                                     (registrant)


April 8, 2002                        By:  /s/ William G. Gotimer, Jr.
                                        ---------------------------------------
                                        William G. Gotimer, Jr.
                                        Vice President and General Counsel






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